1 Exhibit 99.1 U.S. CONCRETE ANNOUNCES FIRST QUARTER 2017 RESULTS First Quarter 2017 Highlights Compared to First Quarter 2016 • Consolidated revenue increased 22.1% to $299.1 million • Ready-mixed concrete revenue increased 22.9% to $275.5 million • Ready-mixed concrete average sales price improved 6.2% to $134.28 per cubic yard • Aggregate products revenue increased 17.7% to $17.8 million • Aggregate products average sales price improved 10.6% to $12.59 per ton • Net income per diluted share of $0.42 compared to net loss per diluted share of $0.68 • Adjusted Net Income from Continuing Operations per Diluted Share of $0.55 compared to $0.311 • Income from continuing operations of $7.0 million compared to loss from continuing operations of $9.8 million • Income from continuing operations margin of 2.3% compared to loss from continuing operations margin of 4.0% • Total Adjusted EBITDA increased 60.2% to $41.1 million1 • Total Adjusted EBITDA margin of 13.7% compared to 10.5%1 • Generated net cash provided by operating activities of $29.5 million and Adjusted Free Cash Flow of $19.6 million • In April 2017, acquired a fine aggregates operation in New Jersey and access to an additional export dock, which expanded the Company’s aggregates reserves and transportation options 1 Adjusted Net Income from Continuing Operations per Diluted Share, Total Adjusted EBITDA, Total Adjusted EBITDA Margin and Adjusted Free Cash Flow are non-GAAP financial measures. Please refer to the reconciliations and other information at the end of this press release. EULESS, TEXAS – May 4, 2017 – U.S. Concrete, Inc. (NASDAQ: USCR), a leading producer of construction materials in select major markets across the United States, today reported results for the quarter ended March 31, 2017. In the first quarter of 2017, we reported net income of $6.9 million compared to a net loss of $10.0 million in the first quarter of 2016. Results for the first quarter of 2017 include the recognition of a $1.9 million non-cash derivative related gain compared to a $12.8 million non-cash derivative related loss in the first quarter of 2016. During the 2017 first quarter, income from continuing operations was $7.0 million, as compared to a loss from continuing operations of $9.8 million in the 2016 first quarter. Income from continuing operations as a percentage of revenue was 2.3% in the first quarter of 2017, compared to a loss from continuing operations as a percentage of revenue of 4.0% in the first quarter of 2016. Total Adjusted EBITDA

2 increased to $41.1 million in the first quarter of 2017, compared to $25.6 million in the prior year first quarter. Total Adjusted EBITDA as a percentage of revenue was 13.7% in the first quarter of 2017, compared to 10.5% in the first quarter of 2016. William J. Sandbrook, President and Chief Executive Officer of U.S. Concrete, stated, “Our extremely strong first quarter results demonstrate that we continue to capitalize on the strong demand trends and our leadership positions that we have created in our major metropolitan markets. Our results for the quarter are even more satisfying in light of near record rainfall in California which negatively affected our operations in the Bay Area. On a year-over-year basis, we achieved our 24th straight quarter of ready-mixed price increases, a 16.2% increase in ready-mixed concrete sales volume, an improvement in income from continuing operations margin of 630 basis points and a 320 basis point expansion in our Total Adjusted EBITDA margin. Our market leading positions in high growth urban areas with difficult operating environments provide us significant competitive advantages to drive these impressive results. We continue to benefit from the strong demand in our major metropolitan markets and strengthen our leadership position in the markets where we operate which has once again led to the solid quarterly results we are reporting today." Mr. Sandbrook continued, “The underlying demand trends in metropolitan New York, the San Francisco Bay area, the Dallas / Fort Worth Metroplex and Washington, D.C. continue to be extremely robust and we have strategically positioned ourselves in each of these markets to deliver solid earnings growth irrespective of fluctuating levels of federal stimulus or underlying infrastructure funding. However, I am optimistic that additional federal and state resources will be available in the coming years which will only enhance the underlying demand for our aggregates and ready-mixed concrete.” Mr. Sandbrook concluded, “In April, we acquired the assets of a sand and gravel operation in Southern New Jersey which furthers our strategy of vertical integration and increases our self-sufficiency of internal aggregate products in a market where natural sand is rapidly depleting. We remain active in the acquisition market and expect to continue to supplement our organic growth with strategic expansion within our existing markets including further vertical integration. Our acquisition pipeline continues to provide opportunities for selective, accretive growth in both our ready-mixed concrete and aggregate products platforms, and we are very focused on the potential to enter into new major metropolitan areas this year." FIRST QUARTER 2017 RESULTS COMPARED TO FIRST QUARTER 2016 RESULTS Consolidated revenue increased 22.1% to $299.1 million, compared to $245.0 million in the prior year first quarter. Revenue from the ready-mixed concrete segment increased $51.4 million, or 22.9%, compared to the prior year first quarter, driven by volume and pricing. The Company’s ready-mixed concrete sales volume was 2.0 million cubic yards, up 16.2% compared to the prior year first quarter. Ready-mixed concrete average sales price per cubic yard increased $7.84, or 6.2%, to $134.28 compared to $126.44 in the prior year first quarter. Ready-mixed concrete material spread increased 6.2% from $62.78 per cubic yard in the prior year first quarter to $66.70 for the first quarter of 2017. Ready-mixed concrete backlog at the end of the 2017 first quarter was approximately 7.4 million cubic yards, up 13.0% compared to the end of the prior year first quarter. Aggregate products sales volume was 1.2 million tons, up 4.0% compared to the prior year first quarter.

3 Aggregate products average sales price improved 10.6% to $12.59 per ton in the 2017 first quarter compared to the prior year first quarter. During the 2017 first quarter, operating income increased $11.1 million to $21.3 million, with an operating income margin of 7.1% compared to 4.1% in the first quarter of 2016. On a non-GAAP basis, our consolidated Adjusted Gross Profit increased $17.1 million to $63.4 million in the 2017 first quarter, with an Adjusted Gross Margin of 21.2% compared to 18.9% in the prior year first quarter. Adjusted Gross Profit and Adjusted Gross Margin are non-GAAP financial measures. Please refer to the reconciliations and other information at the end of this press release. Selling, general and administrative (“SG&A”) expenses were $25.8 million in the 2017 first quarter compared to $23.2 million in the prior year first quarter. As a percentage of revenue, SG&A expenses were 8.6% in the 2017 first quarter, compared to 9.5% in the prior year first quarter, reflecting continued operating leverage from organic growth and acquisition related expansion. During the 2017 first quarter, income from continuing operations was $7.0 million, as compared to a loss from continuing operations of $9.8 million in the 2016 first quarter. Total Adjusted EBITDA of $41.1 million in the 2017 first quarter increased $15.4 million compared to the prior year first quarter. Ready-mixed concrete segment Adjusted EBITDA increased $13.7 million to $41.5 million in the 2017 first quarter primarily due to higher volumes and selling prices. Aggregate products Adjusted EBITDA of $4.0 million in the 2017 first quarter increased $1.1 million compared to the prior year first quarter. For the first quarter of 2017, net income was $6.9 million, or $0.42 per diluted share, compared to a net loss of $10.0 million, or $0.68 loss per diluted share, in the first quarter of 2016. Adjusted Net Income from Continuing Operations was $9.0 million, or $0.55 per diluted share in the first quarter of 2017, compared to $5.0 million, or $0.31 per diluted share, in the prior year first quarter, including the impact of a normalized tax rate of 40% in both periods. Adjusted Net Income from Continuing Operations in the first quarter of 2017 excludes a $1.9 million non-cash derivative related gain resulting from fair value changes in the Company's warrants. This compares to a non-cash derivative related loss of $12.8 million during the first quarter of 2016. The non-cash derivative related gains and losses were primarily due to changes in the price of the Company's common stock during each period. These warrants expire on August 31, 2017. Adjusted Net Income from Continuing Operations is a non-GAAP financial measure. Please refer to the reconciliation and other information at the end of this press release. BALANCE SHEET AND LIQUIDITY Net cash provided by operating activities in the first quarter of 2017 was $29.5 million compared to net cash provided by operating activities in the prior year first quarter of $20.0 million. The Company’s Adjusted Free Cash Flow in the first quarter of 2017 was $19.6 million, compared to $9.0 million in the prior year first quarter.

4 At March 31, 2017, the Company had cash and cash equivalents of $291.8 million and total debt of $658.6 million, resulting in Net Debt of $366.8 million. Net Debt decreased by $6.7 million from December 31, 2016, largely as a result of cash generated from operating activities during the first quarter of 2017. The Company had $208.2 million of unused availability under its revolving credit facility at March 31, 2017. Net Debt is a non-GAAP financial measure. Please refer to the reconciliation and other information at the end of this press release. ACQUISITIONS In April 2017, the Company completed the acquisition of certain assets from Corbett Aggregates Companies, LLC ("Corbett"), in Quinton, New Jersey. The acquisition included approximately 401 acres of land with over 35 million tons of proven aggregates reserves. The Corbett acquisition also included a long-term lease with the South Jersey Port Corporation for an export dock located approximately six miles from the aggregates operation, as well as the exclusive right to move coarse and fine aggregates through the North Shore Terminal located on Staten Island, New York. The acquisition furthers our strategy of vertical integration and increases our self-sufficiency of internal aggregate products. CONFERENCE CALL AND WEBCAST DETAILS U.S. Concrete will host a conference call on Thursday, May 4, 2017 at 10:00 a.m. Eastern time (9:00 a.m. Central), to review its first quarter 2017 results. To participate in the call, please dial (877) 312-8806 – Conference ID: 10815276 at least ten minutes before the conference call begins and ask for the U.S. Concrete conference call. A live webcast will be available on the Investor Relations section of the Company's website at www.us-concrete.com. Please visit the website at least 15 minutes before the call begins to register, download and install any necessary audio software. A replay of the conference call and archive of the webcast will be available shortly after the call on the Investor Relations section of the Company’s website at www.us-concrete.com. ABOUT U.S. CONCRETE U.S. Concrete serves the construction industry in several major markets in the United States through its two business segments: ready-mixed concrete and aggregate products. The Company has 155 standard ready-mixed concrete plants, 17 volumetric ready-mixed concrete facilities, and 17 producing aggregates facilities. During 2016, U.S. Concrete sold approximately 8.1 million cubic yards of ready-mixed concrete and approximately 5.6 million tons of aggregates. For more information on U.S. Concrete, visit www.us-concrete.com. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This press release contains various forward-looking statements and information that are based on management's beliefs, as well as assumptions made by and information currently available to management. These forward-looking statements speak only as of the date of this press release. The Company disclaims any obligation to update these statements and cautions you not to rely unduly on them. Forward-looking information includes, but is not limited to, statements regarding: the expansion of the business; the opportunities and results of our acquisitions; the prospects for growth in new and existing markets; encouraging nature of volume and pricing increases; the business levels of our existing markets; ready-mixed concrete backlog; ability to maintain our cost structure and monitor fixed costs; ability to maximize liquidity, manage variable costs, control capital spending and monitor working capital usage; and the adequacy of

5 current liquidity. Although U.S. Concrete believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that those expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including, among other matters: general and regional economic conditions; the level of activity in the construction industry; the ability of U.S. Concrete to complete acquisitions and to effectively integrate the operations of acquired companies; development of adequate management infrastructure; departure of key personnel; access to labor; union disruption; competitive factors; government regulations; exposure to environmental and other liabilities; the cyclical and seasonal nature of U.S. Concrete's business; adverse weather conditions; the availability and pricing of raw materials; the availability of refinancing alternatives; and general risks related to the industry and markets in which U.S. Concrete operates. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those expected. These risks, as well as others, are discussed in greater detail in U.S. Concrete's filings with the Securities and Exchange Commission, including U.S. Concrete's Annual Report on Form 10-K for the year ended December 31, 2016. (Tables Follow)

6 U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (in thousands, except per share amounts) Three Months Ended March 31, 2017 2016 Revenue $ 299,133 $ 245,045 Cost of goods sold before depreciation, depletion and amortization 235,759 198,758 Selling, general and administrative expenses 25,817 23,163 Depreciation, depletion and amortization 15,859 11,641 Loss on revaluation of contingent consideration 608 1,247 (Gain) loss on sale of assets (192) 101 Operating income 21,282 10,135 Interest expense, net (10,142) (5,700) Derivative gain (loss) 1,856 (12,780) Other income, net 708 497 Income (loss) from continuing operations before income taxes 13,704 (7,848) Income tax expense 6,702 1,991 Income (loss) from continuing operations 7,002 (9,839) Loss from discontinued operations, net of taxes (122) (188) Net income (loss) $ 6,880 $ (10,027) Basic income (loss) per share: Income (loss) from continuing operations $ 0.45 $ (0.67) Loss from discontinued operations, net of taxes (0.01) (0.01) Net income (loss) per share – basic $ 0.44 $ (0.68) Diluted income (loss) per share: Income (loss) from continuing operations $ 0.43 $ (0.67) Loss from discontinued operations, net of taxes (0.01) (0.01) Net income (loss) per share – diluted $ 0.42 $ (0.68) Weighted average shares outstanding: Basic 15,498 14,789 Diluted 16,483 14,789

7 U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands) March 31, 2017 December 31, 2016 (Unaudited) ASSETS Current assets: Cash and cash equivalents $ 291,824 $ 75,774 Trade accounts receivable, net 199,826 207,292 Inventories 41,797 41,979 Prepaid expenses 10,027 5,534 Other receivables 6,011 8,691 Other current assets 1,858 2,019 Total current assets 551,343 341,289 Property, plant and equipment, net 341,493 337,412 Goodwill 133,372 133,271 Intangible assets, net 125,685 130,973 Other assets 2,249 2,457 Total assets $ 1,154,142 $ 945,402 LIABILITIES AND EQUITY Current liabilities: Accounts payable $ 104,033 $ 110,694 Accrued liabilities 86,798 85,243 Current maturities of long-term debt 17,429 16,654 Derivative liabilities 45,815 57,415 Total current liabilities 254,075 270,006 Long-term debt, net of current maturities 641,206 432,644 Other long-term obligations and deferred credits 42,025 46,267 Deferred income taxes 10,173 7,656 Total liabilities 947,479 756,573 Commitments and contingencies Equity: Preferred stock — — Common stock 17 17 Additional paid-in capital 261,521 249,832 Accumulated deficit (32,416) (39,296) Treasury stock, at cost (22,459) (21,724) Total stockholders' equity 206,663 188,829 Total liabilities and stockholders' equity $ 1,154,142 $ 945,402

8 U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (in thousands) Three Months Ended March 31, 2017 2016 CASH FLOWS FROM OPERATING ACTIVITIES: Net income (loss) $ 6,880 $ (10,027) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation, depletion and amortization 15,859 11,641 Debt issuance cost amortization 519 538 Amortization of discount on long-term incentive plan and other accrued interest 185 118 Amortization of premium on long-term debt (388) — Net (gain) loss on derivative (1,856) 12,780 Net loss on revaluation of contingent consideration 608 1,247 Net gain (loss) on sale of assets (192) 101 Deferred income taxes 2,761 499 Provision for doubtful accounts and customer disputes 718 335 Stock-based compensation 1,619 1,377 Changes in assets and liabilities, excluding effects of acquisitions: Accounts receivable 6,749 13,233 Inventories 182 (1,244) Prepaid expenses and other current assets (2,246) (3,385) Other assets and liabilities (77) (72) Accounts payable and accrued liabilities (1,777) (7,101) Net cash provided by operating activities(1) 29,544 20,040 CASH FLOWS FROM INVESTING ACTIVITIES: Purchases of property, plant and equipment (10,718) (11,220) Payments for acquisitions, net of cash acquired (2,731) (18,681) Proceeds from disposals of property, plant and equipment 485 37 Proceeds from disposal of businesses 294 125 Net cash used in investing activities (12,670) (29,739) CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from revolver borrowings — 84,956 Repayments of revolver borrowings — (64,956) Proceeds from issuance of debt 211,500 — Proceeds from exercise of stock options and warrants 327 57 Payments of other long-term obligations (4,500) (2,943) Payments for other financing (4,246) (2,324) Debt issuance costs (3,170) (119) Other treasury share purchases (735) (62) Net cash provided by financing activities(1) 199,176 14,609 NET INCREASE IN CASH AND CASH EQUIVALENTS 216,050 4,910 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 75,774 3,925 CASH AND CASH EQUIVALENTS AT END OF PERIOD $ 291,824 $ 8,835 (1) For the three months ended March 31, 2016, we have classified $2.2 million of excess tax benefits as an operating activity rather than a financing activity due to the adoption of Accounting Standards Update 2016-09.

9 SEGMENT FINANCIAL INFORMATION Our two reportable segments consist of ready-mixed concrete and aggregate products. Our chief operating decision maker evaluates segment performance and allocates resources based on Adjusted EBITDA. The following tables set forth certain unaudited financial information relating to our continuing operations by reportable segment (in thousands, except average sales price amounts): Three Months Ended March 31, 2017 2016 Revenue: Ready-mixed concrete Sales to external customers $ 275,456 $ 224,089 Aggregate products Sales to external customers 9,297 7,859 Intersegment sales 8,527 7,286 Total aggregate products 17,824 15,145 Total reportable segment revenue 293,280 239,234 Other products and eliminations 5,853 5,811 Total revenue $ 299,133 $ 245,045 Reportable Segment Adjusted EBITDA Ready-mixed concrete Adjusted EBITDA $ 41,504 $ 27,755 Aggregate products Adjusted EBITDA $ 3,997 $ 2,924 Three Months Ended March 31, Year- Over- Year % Change2017 2016 Ready-Mixed Concrete Average sales price per cubic yard $ 134.28 $ 126.44 6.2% Sales volume in cubic yards 2,049 1,764 16.2% Aggregate Products Average sales price per ton $ 12.59 $ 11.38 10.6% Sales volume in tons 1,246 1,198 4.0%

10 NON-GAAP FINANCIAL MEASURES Total Adjusted EBITDA and Total Adjusted EBITDA Margin We define Total Adjusted EBITDA as our income (loss) from continuing operations plus income tax expense (benefit), depreciation, depletion and amortization, net interest expense, derivative (gain) loss, non-cash gain (loss) on revaluation of contingent consideration, non-cash stock compensation expense, acquisition-related professional fees, and officer severance. Acquisition-related professional fees consists of fees and expenses for accountants, lawyers and other professionals incurred during the negotiation and closing of strategic acquisitions and does not include fees or expenses associated with post-closing integration of strategic acquisitions. We define Total Adjusted EBITDA Margin as the amount determined by dividing Total Adjusted EBITDA by total revenue. We have included Total Adjusted EBITDA and Total Adjusted EBITDA Margin herein because they are widely used by investors for valuation and comparing our financial performance with the performance of other building material companies. We also use Total Adjusted EBITDA and Total Adjusted EBITDA Margin to monitor and compare the financial performance of our operations. Total Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures. In addition, our presentation of Total Adjusted EBITDA may not be comparable to similarly titled measures other companies report. Total Adjusted EBITDA and Total Adjusted EBITDA Margin are not intended to be used as an alternative to any measure of our performance in accordance with GAAP. The following table reconciles Total Adjusted EBITDA to the most directly comparable GAAP financial measure, which is income (loss) from continuing operations (in thousands). Three Months Ended March 31, 2017 2016 Total Adjusted EBITDA Reconciliation Income (loss) from continuing operations $ 7,002 $ (9,839) Add: Income tax expense 6,702 1,991 Income (loss) from continuing operations before income taxes 13,704 (7,848) Add: Depreciation, depletion and amortization 15,859 11,641 Add: Interest expense, net 10,142 5,700 Add: Derivative (gain) loss (1,856) 12,780 Add: Non-cash loss on revaluation of contingent consideration 608 1,247 Add: Non-cash stock compensation expense 1,619 1,377 Add: Acquisition-related professional fees 413 747 Add: Officer severance 584 — Total Adjusted EBITDA (non-GAAP) $ 41,073 $ 25,644 Income (loss) from continuing operations margin 2.3% (4.0)% Total Adjusted EBITDA Margin (non-GAAP) 13.7% 10.5%

11 Adjusted Gross Profit and Adjusted Gross Margin We define Adjusted Gross Profit as our operating income, plus depreciation, depletion and amortization, selling, general and administrative expenses, loss (gain) on revaluation of contingent consideration, and (gain) loss on sale of assets. We define Adjusted Gross Margin as the amount determined by dividing Adjusted Gross Profit by total revenue. We have included Adjusted Gross Profit and Adjusted Gross Margin herein because they are widely used by investors for valuing and comparing our financial performance from period to period. We also use Adjusted Gross Profit and Adjusted Gross Margin to monitor and compare the financial performance of our operations. The following table reconciles Adjusted Gross Profit to the most directly comparable GAAP financial measure, which is operating income (in thousands). Three Months Ended March 31, 2017 2016 Adjusted Gross Profit Reconciliation Operating income $ 21,282 $ 10,135 Add: Depreciation, depletion and amortization 15,859 11,641 Add: Selling, general and administrative expenses 25,817 23,163 Add: Loss on revaluation of contingent consideration 608 1,247 Add: (Gain) loss on sale of assets (192) 101 Adjusted Gross Profit (non-GAAP) $ 63,374 $ 46,287 Operating income margin 7.1% 4.1% Adjusted Gross Margin (non-GAAP) 21.2% 18.9%

12 Adjusted Net Income from Continuing Operations and Adjusted Net Income from Continuing Operations per Diluted Share We define Adjusted Net Income from Continuing Operations as net income, plus loss from discontinued operations, net of taxes, income tax expense (benefit), derivative (gain) loss, non-cash stock compensation expense, acquisition-related professional fees, officer severance and non-cash loss (gain) on revaluation of contingent consideration. We also adjust Adjusted Net Income from Continuing Operations for a normalized effective income tax rate of 40%. We define Adjusted Net Income from Continuing Operations per Diluted Share as Adjusted Net Income from Continuing Operations on a diluted per share basis. Acquisition-related professional fees consists of fees and expenses for accountants, lawyers and other professionals incurred during the negotiation and closing of strategic acquisitions and does not include fees or expenses associated with post-closing integration of strategic acquisitions. We have included Adjusted Net Income from Continuing Operations and Adjusted Net Income from Continuing Operations per Diluted Share herein because they are used by investors for valuation and comparing our financial performance with the performance of other building material companies. We use Adjusted Net Income from Continuing Operations and Adjusted Net Income from Continuing Operations per Diluted Share to monitor and compare the financial performance of our operations. The following tables reconcile (i) Adjusted Net Income from Continuing Operations to the most directly comparable GAAP financial measure, which is net income and (ii) Adjusted Net Income from Continuing Operations per Diluted Share to the most directly comparable GAAP financial measure, which is net income per diluted share (in thousands, except per share amounts). Three Months Ended March 31, 2017 2016 Adjusted Net Income from Continuing Operations Reconciliation Net income (loss) $ 6,880 $ (10,027) Add: Loss from discontinued operations, net of taxes 122 188 Add: Income tax expense 6,702 1,991 Income (loss) from continuing operations before income taxes 13,704 (7,848) Add: Derivative (gain) loss (1,856) 12,780 Add: Non-cash stock compensation expense 1,619 1,377 Add: Acquisition-related professional fees 413 747 Add: Officer severance 584 — Add: Non-cash loss on revaluation of contingent consideration 608 1,247 Adjusted income from continuing operations before income taxes 15,072 8,303 Less: Normalized income tax expense(1) 6,029 3,321 Adjusted Net Income from Continuing Operations (non-GAAP) $ 9,043 $ 4,982 (1) Assumes a normalized effective tax rate of 40% in both periods.

13 Three Months Ended March 31, 2017 2016(1) Adjusted Net Income from Continuing Operations per Diluted Share Reconciliation Net income (loss) per diluted share $ 0.42 $ (0.68) Add: Loss from discontinued operations, net of taxes per diluted share 0.01 0.01 Add: Income tax expense per diluted share 0.40 0.14 Income (loss) from continuing operations before income taxes per diluted share 0.83 (0.53) Add: Impact of derivative (gain) loss (0.11) 0.80 Add: Impact of non-cash stock compensation expense 0.10 0.09 Add: Impact of acquisition-related professional fees 0.02 0.05 Add: Impact of officer severance 0.03 — Add: Impact of non-cash loss on revaluation of contingent consideration 0.04 0.08 Adjusted income from continuing operations before income taxes 0.91 0.52 Less: Normalized income tax expense(2) 0.36 0.21 Adjusted Net Income from Continuing Operations per Diluted Share (non-GAAP) $ 0.55 $ 0.31 (1) Net loss per diluted share for the three months ended March 31, 2016 excludes common stock equivalents of 1.2 million shares from our warrants, options and restricted stock as their impact is anti-dilutive based on the net loss for the period; however, these common stock equivalents are included in Adjusted Net Income from Continuing Operations per Diluted Share. (2) Assumes a normalized effective tax rate of 40% in both periods. Adjusted Free Cash Flow We define Adjusted Free Cash Flow as net cash provided by operating activities less capital expenditures, plus proceeds from the sale of property, plant and equipment, plus proceeds from disposals of business units. We consider Adjusted Free Cash Flow to be an important indicator of our ability to service our debt and generate cash for acquisitions and other strategic investments. However, Adjusted Free Cash Flow is not intended to be used as an alternative to any measure of our liquidity in accordance with GAAP. The following table reconciles Adjusted Free Cash Flow to the most directly comparable GAAP financial measure, which is net cash provided by operating activities (in thousands). Three Months Ended March 31, 2017 2016 Adjusted Free Cash Flow Reconciliation Net cash provided by operating activities(1) $ 29,544 $ 20,040 Less: Purchases of property, plant and equipment (10,718) (11,220) Add: Proceeds from disposals of property, plant and equipment 485 37 Add: Proceeds from the disposal of business units 294 125 Adjusted Free Cash Flow (non-GAAP) $ 19,605 $ 8,982 (1) For the three months ended March 31, 2016, we have classified $2.2 million of excess tax benefits as an operating activity rather than a financing activity due to the adoption of Accounting Standards Update 2016-09.

14 Net Debt We define Net Debt as total debt, including current maturities and capital lease obligations, less cash and cash equivalents. We believe that Net Debt is useful to investors as a measure of our financial position. We use Net Debt to monitor and compare our financial position. However, Net Debt is not intended to be used as an alternative to any measure of our financial position in accordance with GAAP. The following table reconciles Net Debt to the most directly comparable GAAP financial measure, which is total debt, including current maturities and capital lease obligations (in thousands). As of As of March 31, 2017 December 31, 2016 Net Debt Reconciliation Total debt, including current maturities and capital lease obligations $ 658,635 $ 449,298 Less: Cash and cash equivalents 291,824 75,774 Net Debt (non-GAAP) $ 366,811 $ 373,524 Net Debt to Total Adjusted EBITDA We define Net Debt to Total Adjusted EBITDA as Net Debt divided by Total Adjusted EBITDA for the applicable last twelve month period. We believe that Net Debt to Total Adjusted EBITDA is useful to investors as a measure of our financial position. We use this measure to monitor and compare our financial position from period to period. However, Net Debt to Total Adjusted EBITDA is not intended to be used as an alternative to any measure of our financial position in accordance with GAAP. The following table presents our calculation of Net Debt to Total Adjusted EBITDA and the most directly comparable GAAP ratio, which is total debt to LTM income from continuing operations (in thousands). Twelve Month Period April 1, 2016 to March 31, 2017 Total Adjusted EBITDA Reconciliation Income from continuing operations $ 26,419 Add: Income tax expense 25,862 Income from continuing operations before income taxes 52,281 Add: Depreciation, depletion and amortization 59,070 Add: Interest expense, net 32,151 Add: Loss on extinguishment of debt 12,003 Add: Derivative loss 5,302 Add: Non-cash loss on revaluation of contingent consideration 4,586 Add: Non-cash stock compensation expense 7,341 Add: Acquisition-related professional fees 1,916 Add: Officer severance 584 Total Adjusted EBITDA (non-GAAP) $ 175,234 Net Debt $ 366,811 Total debt to LTM income from continuing operations 24.93x Net Debt to LTM Total Adjusted EBITDA as of March 31, 2017 (non-GAAP) 2.09x Contact: U.S. Concrete, Inc. Investor Relations 844-828-4774 IR@us-concrete.com